Exhibit 10.1

LENDER JOINDER AND COMMITMENT INCREASE AGREEMENT

(Commitment Increase Pursuant to Section 2.16 of Credit Agreement)

This LENDER JOINDER AND COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of October 11, 2024 (“Increase Effective Date”) is entered into by and among ONE GAS, INC., an Oklahoma corporation (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), Swing Line Lender and L/C Issuer, the other undersigned L/C Issuers (as defined in the Credit Agreement), and THE HUNTINGTON NATIONAL BANK (“New Lender”). Capitalized terms used herein and not otherwise defined herein will have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated March 16, 2021, by and among the Borrower, the Administrative Agent and the Lenders (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated March 16, 2022, that certain Extension Agreement, dated as of March 16, 2023, that certain Increase Agreement dated as of October 20, 2023, that certain Joinder and Commitment Increase Agreement dated as of June 27, 2024, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Pursuant to Section 2.16 of the Credit Agreement, Borrower has requested an increase in the Aggregate Commitments from $1,275,000,000 to $1,350,000,000 (such incremental increase, the “Facility Increase”).

C. New Lender has agreed to join the Credit Agreement as a Lender and provide a Commitment as set forth on Schedule 2.01 attached hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Lender Joinder. Subject to the terms and conditions set forth herein: (a) New Lender hereby (i) agrees to become a “Lender” under the Credit Agreement and each of the other Loan Documents; (ii) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement, to the same extent as if New Lender were an original signatory thereto and shall be entitled to the benefits, rights and remedies set forth therein and in each of the other Loan Documents; and (iii) agrees to a Commitment under the Credit Agreement as of the Increase Effective Date in the amount set forth opposite New Lender’s name on Schedule 2.01 attached hereto; and (b) New Lender hereby (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; (ii) confirms that it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); and (iii) agrees that it will (A) independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Conditions Precedent to Effectiveness. This Agreement will be effective as of the Increase Effective Date, provided that: (a) Administrative Agent will have received (i) counterparts of this Agreement, executed by Borrower, New Lender, and the L/C Issuers, (ii) the certificates and resolutions required by Section 2.16(c) of the Credit Agreement, and (iii) to the extent required by New Lender, a Note;

(b) (i) to the extent requested in writing prior to the Increase Effective Date, new Lender shall have received such documentation and other information as may be required by it in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the information required by the USA PATRIOT Act and information described in Section 10.18 of the Credit Agreement, and (ii) to the extent requested in writing prior to the Increase Effective Date, to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered, up on the request by New Lender, a Beneficial Ownership Certification in relation to the Borrower; and (c) Borrower will have paid all fees and expenses that are required to be paid as of the Increase Effective Date.

3. Affirmation and Ratification of Loan Documents. The Borrower hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Facility Increase), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Facility Increase) will remain in full force and effect. This Agreement is a Loan Document.

4. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement will be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and ..pdf) and will be considered an original, and will have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent of a manually-signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

5. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

ONE GAS, INC.

By:	/s/ Christopher P. Sighinolfi
Name: Christopher P. Sighinolfi
Title: Senior Vice President and Chief Financial Officer

Signature Page to

Lender Joinder and Commitment Increase Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

By:	/s/ John M. Eyerman
Name: John M. Eyerman
Title: Director

Signature Page to

Lender Joinder and Commitment Increase Agreement

L/C ISSUERS:

JPMORGAN CHASE BANK, N.A., as a L/C Issuer

By:	/s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

Signature Page to

Lender Joinder and Commitment Increase Agreement

MIZUHO BANK, LTD, as a L/C Issuer

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

Signature Page to

Lender Joinder and Commitment Increase Agreement

ROYAL BANK OF CANADA, as a L/C Issuer

By:	/s/ Meg Donnelly
Name: Meg Donnelly
Title: Authorized Signatory

Signature Page to

Lender Joinder and Commitment Increase Agreement

TRUIST BANK, as a L/C Issuer

By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

Signature Page to

Lender Joinder and Commitment Increase Agreement

U.S. BANK NATIONAL ASSOCIATION, as a L/C Issuer

By:	/s/ Michael E Temnick
Name: Michael E Temnick
Title: Senior Vice President

Signature Page to

Lender Joinder and Commitment Increase Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a L/C Issuer

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

Signature Page to

Lender Joinder and Commitment Increase Agreement

NEW LENDER:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Nolan Woodbury
Name: Nolan Woodbury
Title: Assistant Vice President

Signature Page to

Lender Joinder and Commitment Increase Agreement

SCHEDULE 2.01

COMMITMENTS

AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$148,000,000.00	10.962962963%
JPMorgan Chase Bank, N.A.	$148,000,000.00	10.962962963%
Mizuho Bank, Ltd.	$148,000,000.00	10.962962963%
Royal Bank of Canada	$148,000,000.00	10.962962963%
Truist Bank	$148,000,000.00	10.962962963%
U.S. Bank National Association	$148,000,000.00	10.962962963%
Wells Fargo Bank, National Association	$117,000,000.00	8.666666667%
BOKF, NA dba Bank of Oklahoma	$75,000,000.00	5.555555556%
The Huntington National Bank	$75,000,000.00	5.555555556%
Regions Bank	$75,000,000.00	5.555555556%
Arvest Bank	$60,000,000.00	4.444444444%
UMB Bank, N.A.	$60,000,000.00	4.444444444%
Total	$1,350,000,000.00	100.00000000%